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                                                                    EXHIBIT 23.1



                        CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated January 24, 1996, in Amendment No. 3 to the Registration Statement (Form S-3 No. 333-03737) and the related Prospectus of PriCellular Corporation for the registration of 3,600,000 shares of its Class A Common Stock.


                                                Ernst & Young LLP


New York, New York
July 26, 1996